SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)

                        September 8, 1995


                     MICRON ELECTRONICS, INC.
        --------------------------------------------------
        (Exact name of registrant as specified in charter)


                           Minnesota
          ----------------------------------------------
          (State or other jurisdiction of incorporation)

          0-17932                          41-1404301
   ---------------------       ------------------------------------
   (Commission File No.)       (IRS Employer Identification Number)


                      900 East Karcher Road
                        Nampa, Idaho  83687
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             (Address of principal executive offices)



                          (208) 465-3434
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       (Registrant's telephone number, including area code)

     Item 5.  Other Events.
              -------------

          See the following press release, dated September 8, 1995, announcing certain changes in the directors and officers of the
Company:

FOR IMMEDIATE RELEASE

Contact:  Steven Laney
          Micron Electronics, Inc.
          (208) 463-3900


                MICRON ELECTRONICS, INC., ANNOUNCES
                      RESIGNATION OF DIRECTOR


     Nampa, Idaho, September 8, 1995 -- Micron Electronics, Inc.
(MEI) today announced the resignation of Chase S. Mart from his
position as a director and as Executive Vice President,   Business
Development of MEI. Mr. Mart left the company for personal reasons. He will continue in a consulting capacity for an undetermined period of time after his resignation.

     Micron Electronics, Inc., manufactures and markets a wide range of personal computers for consumer and business use. The company also provides contract manufacturing services to original equipment manufacturers (OEMs) and maintains a component recovery
operation.   Micron Electronics' common stock is traded on the
Nasdaq National Market under the symbol MUEI.


                            Signatures

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MICRON ELECTRONICS, INC.


                                   By:  /s/ T. Erik Oaas
                                        ---------------------------
                                        T. Erik Oaas
                                        Vice President, Finance and
                                        Chief Financial Officer

Date: September 14, 1995

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